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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 29, 2001

                                    000-27163
                            (Commission File Number)

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                               KANA SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

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             Delaware                                        77-0435679
  (State or other jurisdiction                             (IRS Employer
        of incorporation)                                Identification No.)

     181 Constitution Drive,
     Menlo Park, California
(Address of principal executive                                94025
            offices)                                         (Zip Code)


                                 (650) 614-8300
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

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ITEM 7. Financial Statements, Pro Forma Financial Information And Exhibits.

     The registrant hereby amends Item 7 of its Current Report on Form 8-K filed on July 16, 2001 to include pro forma financial information in accordance with
Item 7(a)(4) within 60 days after the due date of the initial filing.

     Except as set forth in item 7 below, no other changes are being made to the Current Report on Form 8-K filed on July 16, 2001.

     (b)  Pro Forma Financial Information

     Attached hereto as Exhibit 99.2 and incorporated herein in its entirety by reference is the unaudited pro forma combined condensed statement of operations for the six-month period ended June 30, 2001, that presents the effect of the merger between Kana and Broadbase Software, Inc. ("Broadbase") as if the merger occurred on January 1, 2001. No separate unaudited pro forma combined condensed balance sheet as of June 30, 2001 is presented because the merger of Kana and Broadbase was consummated on June 29, 2001. Therefore, the financial position of Broadbase as of June 30, 2001 is already included in the historical balance sheet of Kana as of the same date.

     The unaudited pro forma combined condensed statement of operations is based on the estimates and assumptions set forth in the notes to such statement. The unaudited pro forma combined condensed statement of operations is not necessarily indicative of the results that would have been achieved had the transaction been consummated as of the date indicated or that may be achieved in the future.

     The unaudited pro forma combined condensed statement of operations should be read in conjunction with the historical financial statements of Kana included in Kana's Annual Report on Form 10-K/A for the year ended December 31, 2000 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001 and June 30, 2001, the historical financial statements of Broadbase included in Kana's Current Report on Form 8-K filed on July 16, 2001, and other financial information pertaining to Kana and Broadbase.

     (c)  Exhibits

   Exhibit
   Number    Description
   ------    -----------

    99.2     Unaudited Pro Forma Combined Condensed Statement of Operations

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    KANA SOFTWARE, INC.

Date:  August 24, 2001                        By:   /s/ ERIC H. WILLGOHS
                                                   -----------------------------
                                                    Eric H. Willgohs
                                                    Secretary

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                                  EXHIBIT INDEX

   Exhibit

   Number    Description
   ------    -----------

    99.2     Unaudited Pro Forma Combined Condensed Statement of Operations